UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2017

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

On October 5, 2017, Constellation Brands, Inc. (“Constellation” or the “Company”), a Delaware corporation, issued a news release (the “release”) announcing its financial condition and results of operations as of and for the second quarter ended August 31, 2017. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time; therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The information in the release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The release contains non-GAAP financial measures; in the release these are referred to as “comparable” or “organic” measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures and organic net sales measures are provided because management uses this information in monitoring and evaluating the results and underlying business trends of the core operations of the Company and/or in internal goal setting. In addition, the Company believes this information provides investors valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance. As such, the following items, including any related income tax effect, are excluded from comparable results, when appropriate:  net gain (loss) on the mark to fair value of undesignated commodity derivative contracts; settlements of undesignated commodity derivative contracts; flow through of inventory step-up associated with acquisitions; transaction, integration and other related costs recognized in connection with acquisitions; impairments of certain intangible and other assets; net gain and/or net costs in connection with the divestiture of the Canadian wine business and related activities; restructuring and related charges; certain other selling, general and administrative costs; and loss on write-off of debt issuance costs. The Company acquired The Prisoner Wine Company portfolio of brands and related assets (“Prisoner”) on April 29, 2016. The Company acquired all of the issued and outstanding common and preferred membership interests of High West Holdings, LLC (“High West”) on October 14, 2016. The Company acquired the Charles Smith Wines, LLC collection of five super and ultra-premium wine brands and related assets (“Charles Smith”) on October 19, 2016. The Company sold its Canadian wine business on December 17, 2016 (the “Canadian Divestiture”). Accordingly, during the indicated periods, organic net sales measures exclude the net sales of products of Prisoner, High West, Charles Smith and the Canadian Divestiture, as appropriate.

Item 7.01	Regulation FD Disclosure.

On October 5, 2017, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, on October 4, 2017, the Board of Directors of Constellation Brands, Inc. declared a quarterly cash dividend in the amount of $0.52 per issued and outstanding share of the Company’s Class A Common Stock, $0.47 per issued and outstanding share of the Company’s Class B Common Stock and $0.47 per issued and outstanding share of the Company’s Class 1 Common Stock, in each case payable on November 21, 2017, to stockholders of record of each respective class as of the close of business on November 7, 2017.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.*

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release of Constellation Brands, Inc. dated October 5, 2017.

*  Any reference in the attached exhibit to the Company’s corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Current Report on Form 8-K nor deemed filed with or furnished to the Securities and Exchange Commission.

INDEX TO EXHIBITS

Exhibit No.	Description

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated October 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 5, 2017	CONSTELLATION BRANDS, INC.

		By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer